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                                                                 EXHIBIT 10.15

[LETTERHEAD]




March 18, 1998



Mr. John Daoud
Secretary/Director
EARTHSHELL CONTAINER CORPORATION
300 Miramonte Drive
Santa Barbara, CA 93109-1419

Re:  #00709056790  Note #3

Dear Mr. Daoud:

Imperial Bank has approved an additional extension of the Earthshell Container Corporation subject credit facility to April 15, 1998 from the current maturity date of March 21, 1998 as evidenced by a certain note dated December 31, 1997 and a certain letter dated February 5, 1998 respectively. Effective upon the Bank's receipt of your acceptance, the new maturity date will be April 15, 1998.

Except as modified and extended hereby, the existing documentation as amended concerning your obligations remains in full force and effect.

Sincerely,

/s/ Donald D. Douthwright

Donald D. Douthwright
Regional Vice President


                          ACKNOWLEDGED AND ACCEPTANCE

EARTHSHELL CONTAINER CORPORATION

By: /s/ JOHN DAOUD
  --------------------------
  Its:  Secretary/Director